UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2017

Aramark

(Exact Name of Registrant Specified in Charter)

Delaware	001-36223	20-8236097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 Market Street
Philadelphia, Pennsylvania		19107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 238-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 13, 2017, Aramark, a Delaware corporation (the “Company”), and certain of its subsidiaries entered into definitive agreements under which the Company and certain of its subsidiaries will acquire Avendra, LLC, a Delaware limited liability company (“Avendra”) and AmeriPride Services Inc., a Delaware corporation (“AmeriPride”), in separate transactions, as further described below.

Avendra Merger Agreement

On October 13, 2017, Aramark Services, Inc. (“Aramark Services”), a Delaware corporation and a wholly owned subsidiary of the Company, entered into an Agreement and Plan of Merger (the “Avendra Merger Agreement”) with Avendra, Capital Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Aramark Services (“Avendra Merger Sub”), and Marriott International, Inc., in its capacity as Holder Representative, pursuant to which Avendra Merger Sub will be merged with and into Avendra (the “Avendra Merger”), with Avendra continuing as the surviving entity of the Avendra Merger and a wholly owned subsidiary of the Company. Capitalized terms used herein and not otherwise defined have the meaning set forth in the Avendra Merger Agreement.

The aggregate merger consideration to be paid by Aramark Services is $1,350.0 million, subject to certain adjustments set forth in the Avendra Merger Agreement (the “Avendra Purchase Price”). $10 million of the Avendra Purchase Price will be held in escrow to satisfy any obligations of Avendra regarding a post-closing adjustment to the Avendra Purchase Price.

The purchase price is expected to be financed with a combination of new debt and cash on the Company’s balance sheet. Aramark Services executed a commitment letter, dated October 13, 2017, with JPMorgan Chase Bank, N.A. (the “Avendra Commitment Party”), pursuant to which, subject to the terms and conditions therein, the Avendra Commitment Party has committed to provide term loan financings in an aggregate principal amount of up to $1,350.0 million to fund the consideration for the Avendra Merger.

The Avendra Merger Agreement includes detailed representations, warranties and covenants of Avendra, Aramark Services and Avendra Merger Sub. In addition, Avendra has agreed not to, and not to permit its subsidiaries or any of their respective representatives to, initiate, solicit, participate in or engage in any third-party acquisition proposals. The parties’ obligations to consummate the Avendra Merger are subject to certain mutual conditions, including, without limitation, (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (ii) the absence of any Law, ruling, judgment, injunction, order or decree prohibiting the Avendra Merger. In addition, each party’s obligation to consummate the Avendra Merger is subject to certain other conditions. The Avendra Merger Agreement also contains certain termination rights for both Aramark Services and Avendra, including, but not limited to, if the Avendra Merger is not consummated on or before January 13, 2018, which date may be extended by Aramark Services or Avendra to a date not beyond April 13, 2018 in certain circumstances (subject to certain exceptions) or if consummation of the Avendra Merger is permanently enjoined or prohibited.

The foregoing description of the Avendra Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Avendra Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

AmeriPride Merger Agreement

On October 13, 2017, the Company entered into an Agreement and Plan of Merger (the “AmeriPride Merger Agreement” and, together with the Avendra Merger Agreement, the “Merger Agreements”) with AmeriPride, Timberwolf Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“AmeriPride Merger Sub” and together with the Company, the “Aramark AmeriPride Parties”), and Bruce M. Steiner in his capacity as the Stockholder Representative, pursuant to which AmeriPride Merger Sub will be merged with and into AmeriPride (the “AmeriPride Merger” and, together with the Avendra Merger, the “Mergers”), with AmeriPride continuing as the surviving entity of the AmeriPride Merger and a wholly owned subsidiary of the Company. Capitalized terms used herein and not otherwise defined have the meaning set forth in the AmeriPride Merger Agreement.

The consideration to be paid by the Company in connection with the AmeriPride Merger is $1,000.0 million, subject to certain adjustments set forth in the AmeriPride Merger Agreement (the “AmeriPride Purchase Price”). $5.0 million of the AmeriPride Purchase Price will be held in escrow to satisfy any obligations of AmeriPride regarding a post-closing adjustment to the AmeriPride Purchase Price.

The purchase price is expected to be financed with a combination of new debt and cash on the Company’s balance sheet. Aramark Services executed a commitment letter, dated October 13, 2017, with Goldman Sachs Lending Partners LLC and Morgan Stanley Senior Funding, Inc. (collectively, the “AmeriPride Commitment Parties”), pursuant to which, subject to the terms and conditions therein, the AmeriPride Commitment Parties have committed to provide term loan financings in an aggregate principal amount of up to $975.0 million to fund the consideration for the AmeriPride Merger.

The AmeriPride Merger Agreement includes detailed representations, warranties and covenants of AmeriPride, the Company and AmeriPride Merger Sub. In addition, AmeriPride has agreed not to, and not to permit its subsidiaries or any of their respective representatives to, initiate, solicit, participate in or engage in any third-party acquisition proposals. The parties’ obligations to consummate the AmeriPride Merger are subject to certain mutual conditions, including, without limitation, (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (ii) the receipt of Canadian antitrust approvals and (iii) the absence of any Law, ruling, judgment, injunction, order or decree prohibiting the AmeriPride Merger. In addition, each party’s obligation to consummate the AmeriPride Merger is subject to certain other conditions. Aramark is not required to consummate the AmeriPride Merger if, in connection with obtaining the required regulatory approvals, the parties are required to divest facilities, products or services of AmeriPride and/or the Company above a specified revenue threshold. The AmeriPride Merger Agreement also contains certain termination rights for both the Company and AmeriPride, including, but not limited to, if the AmeriPride Merger is not consummated on or before April 30, 2018 (subject to certain exceptions) or if consummation of the AmeriPride Merger is permanently enjoined or prohibited.

The foregoing description of the AmeriPride Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the AmeriPride Merger Agreement, which is filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 16, 2017, the Company issued a press release announcing the execution of the Merger Agreements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Merger Agreements

The Merger Agreements are filed as exhibits to this Current Report on Form 8-K to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual or financial information about the Company, Avendra, AmeriPride or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in each of the Merger Agreements were made only for purposes of that agreement and as of the date of such Merger Agreement or such other date as is specified in such Merger Agreement; were solely for the benefit of the parties to such Merger Agreement; have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such Merger Agreement instead of establishing these matters as facts; and are subject to materiality qualifications contained in such Merger Agreement that may differ from what may be viewed as material by investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Avendra, AmeriPride or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreements, which subsequent information may or may not be fully reflected in public disclosures by the Company. The Merger Agreements should not be read alone but should instead be read in conjunction with the other information that is or will be included in reports and other filings that the Company files with the Securities and Exchange Commission.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views as to future events and financial performance including with respect to, without limitation, the benefits, costs and timing of and ability to consummate the Mergers and related financings, as well as statements regarding the services and products of each of Avendra and AmeriPride. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They relate to the topics set forth above or use words such as “outlook,” “aim,” “anticipate,” “are confident,” “have confidence,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe,” “see,” “look to” and other words and terms of similar meaning or the negative versions of such words.

Forward-looking statements speak only as of the date made. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, actual results and timing may differ materially from those expected. Such risks and uncertainties include, among others, the outcome of regulatory reviews of each of the Mergers, the ability of the companies to complete the Mergers in the time expected or at all, the Company’s ability to successfully integrate the businesses of Avendra and AmeriPride and costs and timing related thereto, the risk of unanticipated restructuring costs or assumption of undisclosed liabilities, the risk that the Company is unable to achieve the anticipated benefits (including tax benefits) and synergies of the Mergers including whether the Mergers will be accretive and within the expected timeframes, the Company’s ability to complete the anticipated financings of the Mergers on expected terms, the availability of sufficient cash to repay certain indebtedness and the Company’s decision to utilize the cash for that purpose, the disruption of the Mergers to each of Avendra and AmeriPride and their respective managements; the effect of announcement of the Mergers on each of Avendra’s and AmeriPride’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties, the Company’s ability to attract new or maintain existing customer and supplier relationships at reasonable cost, the Company’s ability to retain key personnel and the other factors set forth in the “Risk Factors,” “ Legal Proceedings” and “Management Discussion and Analysis of Financial Condition and Results of Operations” sections and other sections of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on November 23, 2016 as such factors may be updated from time to time in its other periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and which may be obtained by contacting the Company’s investor relations department via its website www.aramark.com. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in the Company’s filings with the SEC. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, the Company. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, changes in its expectations, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated October 13, 2017, by and among Avendra LLC, Aramark, Capital Merger Sub, LLC, and Marriott International, Inc., as Holder Representative.

2.2*	Agreement and Plan of Merger, dated October 13, 2017, by and among AmeriPride Services Inc., Aramark, Timberwolf Acquisition Corporation, and Bruce M. Steiner, as Stockholder Representative.

99.1	Press Release of Aramark, issued October 16, 2017.

*	The schedules and exhibits to this agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. Aramark agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK

By:	/s/ Brian Pressler
Name:	Brian Pressler
Title:	Senior Vice President, Controller and Chief Accounting Officer

Dated: October 16, 2017